JULY 8, 2026
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD SERIES FUND, INC.
DATED APRIL 30, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective July 8, 2026, under the heading “Portfolio Managers – Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers” in the above referenced SAI, the information for Peter C. Fisher is deleted in its entirety and the following information is added under the Stock HLS Fund:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Stock HLS Fund
Timothy J. Casaletto(3)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
G. Thomas Levering(3)
Other Registered Investment Companies	20	$9,763	3	$7,637
Other Pooled Investment Vehicles	37	$5,398	16	$4,394
Other Accounts	67	$825	8	$162
(3)
Information is as of May 31, 2026. Effective July 8, 2026, Timothy J. Casaletto, CFA and G. Thomas Levering became portfolio managers to the Stock HLS Fund.

(2)
Effective July 8, 2026, under the heading “Portfolio Managers – Equity Securities Beneficially Owned by Wellington Management Portfolio Managers” in the above referenced SAI, the information for Peter C. Fisher is deleted in its entirety and the following information is added:
PORTFOLIO MANAGER	HLS FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Timothy J. Casaletto(3)	Stock HLS Fund	None
G. Thomas Levering(3)	Stock HLS Fund	None
(3)
Information is as of May 31, 2026. Effective July 8, 2026, Timothy J. Casaletto, CFA and G. Thomas Levering became portfolio managers to the Stock HLS Fund.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.